Unaudited Pro Forma Financial Information Overview On October 2, 2023, ADT Inc. (“ADT” or the “Company”) completed the previously announced divestiture of all of the issued and outstanding equity interests of Fire & Security Holdings, LLC (“F&S Holdings”), an indirect, wholly owned subsidiary of ADT which directly or indirectly held all of the issued and outstanding equity interests in the subsidiaries of ADT that operated ADT’s commercial business (the “Commercial Business”), to Iris Buyer LLC, an affiliate of GTCR LLC (the “Commercial Divestiture,” or the “Transaction”), pursuant to the terms and subject to the conditions set forth in the Equity Purchase Agreement, dated August 7, 2023 (the “Commercial Purchase Agreement”), among ADT, Iris Buyer LLC, and, solely for certain purposes set forth therein, F&S Holdings. The Commercial Divestiture represents a strategic shift for the Company, and therefore, the Company will report the results of the Commercial Business as discontinued operations for the current and historical periods in the Company’s consolidated financial statements beginning in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023. The Company intends to use the majority of the net proceeds from the Transaction to partially redeem the Company’s (i) first lien term loan facility due 2026 (the “First Lien Term Loan due 2026”) and (ii) 5.250% First- Priority Senior Secured Notes due 2024 (the “First Lien Notes due 2024”). Unaudited Pro Forma Condensed Consolidated Financial Information The following unaudited pro forma condensed consolidated financial statements were derived from the historical unaudited condensed consolidated financial statements of ADT included in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, as well as the historical consolidated financial statements of ADT included in its Annual Reports on Form 10-K for the years ended December 31, 2022 (as amended), December 31, 2021, and December 31, 2020, and should be read in conjunction with such reports. In addition, the unaudited pro forma condensed consolidated financial statements presented herein are: • prepared in accordance with Article 11 of Regulation S-X; • presented to give effect to the unaudited pro forma condensed consolidated balance sheet as of June 30, 2023 as if the completion of the Commercial Divestiture occurred as of such date; • presented to give effect to the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2023 and the year ended December 31, 2022 as if the completion of the Commercial Divestiture occurred as of January 1, 2022, including the impact of other transaction adjustments; • presented to give effect to the classification of the Commercial Business as discontinued operations for all periods presented; and • accompanied by notes that further describe the pro forma adjustments which are based upon estimates using available information and assumptions that management believes are reasonable under the circumstances to give effect, on a pro forma basis, to the Commercial Divestiture. These unaudited pro forma condensed consolidated financial statements are for informational purposes only and are not indicative of the Company’s actual financial condition or results of operations had the completion of the Commercial Divestiture occurred as of and for the periods presented. Additionally, these unaudited pro forma condensed consolidated financial statements do not include any autonomous entity adjustments, management adjustments, or adjustments to reflect potential synergies that may be achievable, or dis-synergy costs that may occur, in connection with the Commercial Divestiture. Actual amounts may differ materially from these estimates. Exhibit 99.2 1

ADT Inc.
Pro Forma Condensed Consolidated Balance Sheet
(Unaudited)

(in millions)	June 30, 2023						
	Historical	**Commercial Divestiture Note 1**	**Note**	**Use of Proceeds Note 2**	**Note**	**Other Transaction Adjustments**	**Note**	**Pro Forma**
Assets								
Current assets:								
Cash and cash equivalents	$ 146	$ —		$ 45		$ —		$ 191
Restricted cash and restricted cash equivalents	114	—		—		—		114
Accounts receivable, net of allowance for credit losses	622	(266)		—		—		356
Inventories, net	308	(104)		—		—		204
Work-in-progress	63	(55)		—		—		8
Prepaid expenses and other current assets	302	(36)		—		—		266
Total current assets	1,555	(460)		45		—		1,139
Property and equipment, net	341	(69)		—		—		272
Subscriber system assets, net	3,103	(137)		—		—		2,966
Intangible assets, net	5,004	(153)		—		—		4,851
Goodwill	5,344	(337)		—		—		5,008
Deferred subscriber acquisition costs, net	1,169	(90)		—		—		1,079
Other assets	818	(81)		—		—		737
Total assets	$ 17,334	$ (1,327)		$ 45		$ —		$ 16,052
Liabilities and stockholders' equity								
Current liabilities:								
Current maturities of long-term debt	$ 836	$ (26)		$ (198)		$ —		$ 612
Accounts payable	375	(63)		—		—		312
Deferred revenue	386	(110)		—		—		276
Accrued expenses and other current liabilities	722	(95)		—		42	[4, 6]	669
Total current liabilities	2,319	(293)		(198)		42		1,870
Long-term debt	8,835	(45)		(1,300)		—		7,489
Deferred subscriber acquisition revenue	1,826	(64)		—		—		1,763
Deferred tax liabilities	764	—		—		223	[4]	987
Other liabilities	273	—		—		—		273
Total liabilities	14,016	(402)		(1,499)		266		12,381
Total stockholders' equity	3,318	(925)	[3]	1,543	[3]	(266)	[4, 6]	3,671
Total liabilities and stockholders' equity	$ 17,334	$ (1,327)		$ 45		$ —		$ 16,052

Note: Amounts may not sum due to rounding.

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

2

ADT Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Unaudited)

(in millions, except per share data)	Six Months Ended June 30, 2023					
	Historical	**Commercial Divestiture Note 1**	**Use of Proceeds**	**Note**	**Other Transaction Adjustments**	**Note**	**Pro Forma**
Revenue:							
Monitoring and related services	$ 2,360	$ (288)	$ —		$ —		$ 2,072
Security installation, product, and other	623	(394)	—		—		229
Solar installation, product, and other	222	—	—		—		222
Total revenue	3,205	(683)	—		—		2,523
Cost of revenue *(exclusive of depreciation and amortization shown separately below)*:							
Monitoring and related services	471	(167)	—		—		304
Security installation, product, and other	363	(288)	—		—		75
Solar installation, product, and other	163	—	—		—		163
Total cost of revenue	998	(455)	—		—		543
Selling, general, and administrative expenses	904	(141)	—		—		763
Depreciation and intangible asset amortization	729	(41)	—		—		688
Merger, restructuring, integration, and other	36	(10)	—		—		26
Goodwill impairment	423	—	—		—		423
Operating income (loss)	116	(36)	—		—		80
Interest expense, net	(256)	1	57	[8]	—		(198)
Other income (expense)	(1)	—	—		18	[7]	17
Income (loss) before income taxes and equity in net earnings (losses) of equity method investee	(140)	(36)	57		18		(101)
Income tax benefit (expense)	118	(46)	(15)	[5]	(5)	[5]	53
Income (loss) before equity in net earnings (losses) of equity method investee	(22)	(82)	42		13		(48)
Equity in net earnings (losses) of equity method investee	(4)	—	—		—		(4)
Net income (loss)	$ (27)	$ (82)	$ 42		$ 13		$ (53)
Net income (loss) per share - basic:							
Common Stock	$ (0.03)						$ (0.06)
Class B Common Stock	$ (0.03)						$ (0.06)
Weighted-average shares outstanding - basic:							
Common Stock	856						856
Class B Common Stock	55						55
Net income (loss) per share - diluted:							
Common Stock	$ (0.03)						$ (0.06)
Class B Common Stock	$ (0.03)						$ (0.06)
Weighted-average shares outstanding - diluted:							
Common Stock	856						856
Class B Common Stock	55						55

Note: Amounts may not sum due to rounding.

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

3

ADT Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Unaudited)

(in millions, except per share data)	Year Ended December 31, 2022						
	Historical	Commercial Divestiture Note 1	Use of Proceeds	Note	Other Transaction Adjustments	Note	Pro Forma
Revenue:							
Monitoring and related services	$ 4,589	$ (536)	$ —		$ —		$ 4,053
Security installation, product, and other	1,020	(691)	—		—		329
Solar installation, product, and other	786	—	—		—		786
Total revenue	6,395	(1,227)	—		—		5,168
Cost of revenue (exclusive of depreciation and amortization shown separately below):							
Monitoring and related services	918	(321)	—		—		597
Security installation, product, and other	620	(518)	—		—		102
Solar installation, product, and other	502	—	—		—		502
Total cost of revenue	2,040	(839)	—		—		1,200
Selling, general, and administrative expenses	1,930	(267)			—		1,663
Depreciation and intangible asset amortization	1,694	(78)	—		—		1,616
Merger, restructuring, integration, and other	22	(5)	—		8	[6]	25
Goodwill impairment	201	—	—		—		201
Operating income (loss)	509	(38)	—		(8)		463
Interest expense, net	(265)	1	76	[8]	(34)	[8]	(222)
Loss on extinguishment of debt	—	—	(19)	[2]	—		(19)
Other income (expense)	(58)	—	—		46	[7]	(11)
Income (loss) before income taxes and equity in net earnings (losses) of equity method investee	186	(37)	57		4		210
Income tax benefit (expense)	(49)	11	(15)	[5]	(1)	[5]	(53)
Income (loss) before equity in net earnings (losses) of equity method investee	137	(26)	42		3		157
Equity in net earnings (losses) of equity method investee	(5)	—	—		—		(5)
Net income (loss)	$ 133	$ (26)	$ 42		$ 3		$ 152
Net income (loss) per share - basic:							
Common Stock	$ 0.15						$ 0.17
Class B Common Stock	$ 0.15						$ 0.17
Weighted-average shares outstanding - basic:							
Common Stock	848						848
Class B Common Stock	55						55
Net income (loss) per share - diluted:							
Common Stock	$ 0.15						$ 0.17
Class B Common Stock	$ 0.15						$ 0.17
Weighted-average shares outstanding - diluted:							
Common Stock	915						915
Class B Common Stock	55						55

Note: Amounts may not sum due to rounding.

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

4

ADT Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Unaudited)

(in millions, except per share data)	Year Ended December 31, 2021		
	Historical	Commercial Divestiture Note 1	Pro Forma
Revenue:			
Monitoring and related services	$ 4,348	$ (465)	$ 3,882
Security installation, product, and other	912	(639)	273
Solar installation, product, and other	47	—	47
Total revenue	5,307	(1,104)	4,203
Cost of revenue (exclusive of depreciation and amortization shown separately below):			
Monitoring and related services	913	(284)	629
Security installation, product, and other	602	(494)	109
Solar installation, product, and other	35	—	35
Total cost of revenue	1,550	(777)	773
Selling, general, and administrative expenses	1,789	(248)	1,541
Depreciation and intangible asset amortization	1,915	(75)	1,840
Merger, restructuring, integration, and other	38	1	39
Operating income (loss)	15	(5)	10
Interest expense, net	(458)	1	(457)
Loss on extinguishment of debt	(37)	—	(37)
Other income (expense)	8	—	8
Income (loss) before income taxes	(471)	(5)	(476)
Income tax benefit (expense)	130	1	132
Net income (loss)	$ (341)	$ (3)	$ (344)
Net income (loss) per share - basic:			
Common Stock	$ (0.41)		$ (0.42)
Class B Common Stock	$ (0.41)		$ (0.42)
Weighted-average shares outstanding - basic:			
Common Stock	771		771
Class B Common Stock	55		55
Net income (loss) per share - diluted:			
Common Stock	$ (0.41)		$ (0.42)
Class B Common Stock	$ (0.41)		$ (0.42)
Weighted-average shares outstanding - diluted:			
Common Stock	771		771
Class B Common Stock	55		55

Note: Amounts may not sum due to rounding.

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

5

ADT Inc.
Pro Forma Condensed Consolidated Statement of Operations
(Unaudited)

(in millions, except per share data)	Year Ended December 31, 2020		
	Historical	Commercial Divestiture Note 1	Pro Forma
Revenue:			
Monitoring and related services	$ 4,187	$ (419)	$ 3,768
Security installation, product, and other	1,128	(563)	565
Total revenue	5,315	(982)	4,333
Cost of revenue (exclusive of depreciation and amortization shown separately below):			
Monitoring and related services	790	(246)	544
Security installation, product, and other	727	(447)	280
Total cost of revenue	1,517	(693)	824
Selling, general, and administrative expenses	1,724	(255)	1,468
Depreciation and intangible asset amortization	1,914	(68)	1,846
Merger, restructuring, integration, and other	120	(3)	117
Operating income (loss)	41	38	78
Interest expense, net	(708)	1	(708)
Loss on extinguishment of debt	(120)	—	(120)
Other income (expense)	8	—	8
Income (loss) before income taxes	(779)	38	(741)
Income tax benefit (expense)	147	(9)	138
Net income (loss)	$ (632)	$ 29	$ (603)
Net income (loss) per share - basic:			
Common Stock	$ (0.82)		$ (0.78)
Class B Common Stock	$ (0.72)		$ (0.68)
Weighted-average shares outstanding - basic:			
Common Stock	760		760
Class B Common Stock	16		16
Net income (loss) per share - diluted:			
Common Stock	$ (0.82)		$ (0.78)
Class B Common Stock	$ (0.74)		$ (0.70)
Weighted-average shares outstanding - diluted:			
Common Stock	760		760
Class B Common Stock	18		18

Note: Amounts may not sum due to rounding.

See Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

6

Commercial Business Discontinued Operations Note 1. The Commercial Divestiture reflects the Company’s current best estimate of the assets, liabilities, stockholders’ equity, revenue, and expenses of the Commercial Business prepared in accordance with discontinued operations guidance set forth in Accounting Standards Codification (“ASC”) 205. Furthermore, an allocated portion of historical income tax expense has been attributed to the Commercial Divestiture discontinued operations for each of the periods. The amounts are considered preliminary, and as such, actual results could materially differ from these estimates. Use of Proceeds and Other Transaction Adjustments Note 2. This adjustment reflects the estimated impact on the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2023, of the portion of the $1,563 million net cash proceeds from the Commercial Divestiture to be used for the partial redemptions of (i) $1,318 million of the Company’s First Lien Term Loan due 2026 and (ii) $200 million of the Company’s First Lien Notes due 2024. As a result of these debt repayments, the Company reflected a loss on extinguishment of debt of $19 million related to the write-off of debt discounts and debt issuance costs in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2022. In accordance with the Commercial Purchase Agreement, the purchase price to be paid to ADT in connection with the Transaction is subject to certain customary adjustments following the closing of the Transaction. Note 3. This adjustment reflects the estimated pre-tax gain of $661 million which is included in total stockholders’ equity on the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2023, as a result of the completion of the Transaction. The gain is the result of the difference between the net estimated proceeds of $1,563 million and the historical net carrying value of the Commercial Business of $925 million, less excluded liabilities of $23 million. The estimated pre-tax gain reflected herein is based on the net carrying value of the Commercial Business as of June 30, 2023. As a result, these estimates may materially differ from the actual pre-tax gain on the Transaction recorded as of the closing date of the Transaction. Note 4. The Commercial Divestiture is structured as an asset sale for income tax purposes. Accordingly, an estimated $21 million of an adjustment to the net deferred tax liabilities associated with the Commercial Business will reverse through the gain on the Transaction for the Company. The gain on the Transaction will result in an estimated $236 million of tax expense. The Company estimates that a federally tax effected gain of $182 million will be offset by net operating and capital loss carryforwards, which is reflected as an increase to net deferred tax liabilities. In addition, the Company estimates a state tax effected gain of approximately $54 million resulting from the Transaction. This gain is partially offset by state net operating loss carryforwards of approximately $20 million, which is reflected as an increase to net deferred tax liabilities, resulting in a state income tax payable of approximately $34 million, which is reflected as an adjustment to accrued expenses and other current liabilities in the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2023. ADT Inc. Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited) 7

Note 5. This adjustment reflects the income tax effects of the adjustments described herein using enacted statutory rates applicable in each period in which pre-tax adjustments were made. Note 6. This adjustment reflects approximately $8 million as an adjustment to accrued expenses and other current liabilities in the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2023 related to the estimated impact of transaction costs such as legal and accounting fees incurred to effect the Transaction that are not already reflected in historical results. Total transaction costs incurred as of the close of the Transaction were approximately $16 million. These costs are primarily related to legal, tax, accounting, and other professional services incurred to effect the Transaction that are not expected to recur. As of June 30, 2023, approximately $8 million of such costs were already incurred and included as part of historical results. Note 7. In connection with the Transaction, the Company entered into a Transition Services Agreement (the “TSA”), pursuant to which the Company will provide certain transitional services such as information technology, supply chain, and other administrative and customer care support functions to the Commercial Business for a transitional period of up to 24 months after the closing of the Transaction. This adjustment reflects the estimated TSA income during the initial TSA period as if the Transaction occurred on January 1, 2022. Such amounts are calculated based on management’s best estimates of hours worked on a monthly basis as well as certain third-party costs identified in connection with providing such services. Note 8. The adjustment for the use of proceeds reflects the reversal of the historical interest expense incurred associated with the partial redemptions of the First Lien Term Loan due 2026 and First Lien Notes due 2024, as discussed in Note 2. In addition, the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2022, includes approximately $34 million related to the accelerated write-off to interest expense of accumulated other comprehensive income associated with historical losses related to certain interest rate swaps when the Company previously applied hedge accounting for which the cash flows are probable of not occurring as a result of the partial redemption of the Company’s First Lien Term Loan due 2026. ADT Inc. Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited) 8